                                                                Exhibit 10(xiii)

                                PROMISSORY NOTE


$1,128,373.24                                                Date: April 3, 2001

     FOR VALUE RECEIVED, the undersigned, MRY Partners, L.P., a Georgia limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of National Data Corporation (hereafter, together with any holder hereof, the "Holder") at the offices of the Holder located at National Data Plaza, Atlanta, Georgia 30329, or at such other place as the Holder may designate in writing to the Borrower, in lawful money of the United States of America, in immediately available funds, the principal sum of ONE MILLION ONE HUNDRED TWENTY
- EIGHT THOUSAND THREE HUNDRED SEVENTY-THREE AND 24/100 DOLLARS ($1,128,373.24), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a per annum rate equal to 4.63% in simple interest terms.

     The principal balance shall be payable in full on July 28, 2002. Accrued interest shall be payable annually on each April 3 during the term of this Note. Accrued interest shall also be due and payable on any date on which the principal balance is due (whether by acceleration, maturity or otherwise) other than any date on which a Collateral Sale Mandatory Prepayment is due.

     The Borrower shall prepay a portion of the outstanding principal amount owing under this Note immediately following the settlement date with respect to the sale, transfer or other disposition of a portion (but not all) of the July 28, 1992 Option Securities (as such term is defined Schedule 1 to that certain Stock Pledge Agreement dated as of the date hereof between the Borrower and the Holder). Such prepayment shall be in an amount equal to the product of (a) a fraction, (i) the numerator of which is the number of shares of such July 28, 1992 Option Securities so sold, transferred or disposed of, and (ii) the denominator of which is the total number of shares of such July 28, 1992 Option Securities owned by the Borrower immediately prior to such sale, transfer or disposition, multiplied by (b) the unpaid principal amount of this note as of such date (the "Collateral Sale Mandatory Prepayment"). Upon a sale, transfer or other disposition of all of the July 28, 1992 Option Securities, the entire principal balance hereunder and any accrued interest thereon shall become due and payable immediately following the settlement date with respect to the sale, transfer or other disposition.

     Interest shall accrue on any amount past due hereunder at a per annum rate equal to 2.0% in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

     In no event shall the amount of interest due and payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

     THE BORROWER, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE BORROWER FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE BORROWER IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES INCURRED, AND TO BE INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 7-4-2 OR SECTION 7-4-18. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

     Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the Borrower to pay any principal, interest or other amount due hereunder when due; (ii) the Borrower shall fail to comply with any of the terms, covenants or conditions contained in this Note or in the Stock Pledge Agreement dated as of the date hereof executed by the Borrower in favor of the Holder (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"); (iii) any written representation or warranty made at any time by the Borrower to the Holder shall prove to have been incorrect or misleading in any material respect when made; (iv) the institution of bankruptcy proceedings against the Borrower or Robert A. Yellowlees and such proceedings have not been dismissed on or before 60 days after the institution thereof, the bankruptcy of the Borrower or Robert A. Yellowlees or the commencement of a voluntary case by the Borrower or Robert A. Yellowlees under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (v) the Holder shall cease to have a valid and perfected security interest in the Collateral (as defined in the Pledge Agreement) for any reason other than the failure of the Holder to take any action within its control; and (vi) the Holder shall reasonably determine that the prospect of repayment under this Note is impaired.

     Upon the occurrence of an Event of Default (other than an Event of Default described in clause (iv) of the definition thereof), the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, and all of the Borrower's other obligations owing hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (iv) of the definition thereof, the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, and all of the Borrower's other obligations owing hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

     The Borrower shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder if this Note is collected by or through an attorney-at-law.

     Time is of the essence of this Note.

     EACH OF THE HOLDER AND THE BORROWER HEREBY AGREES THAT ANY ACTION OR PROCEEDING RELATING TO THIS NOTE SHALL BE SUBJECT TO BINDING ARBITRATION BEFORE THE NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD") OR, IF FOR ANY REASON INELIGIBLE, THE AMERICAN ARBITRATION ASSOCIATION ("ASA"), IN ACCORDANCE WITH THE RULES OF PROCEDURE THEN IN EFFECT. ANY ARBITRATION PROCEEDINGS SHALL TAKE PLACE IN ATLANTA, GEORGIA AND BORROWER IRREVOCABLY SUBMITS AND CONSENTS TO THIS ARBITRATION PROVISION AND VENUE.

     THE BORROWER AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

     No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the Borrower.

     The Borrower hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     This Note shall be binding upon the administrators, successors or assigns of the Borrower. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the Borrower; provided, this Note may not be assigned by the Borrower.

     Any notice to be given hereunder shall be in writing, shall be sent to the Holder's address as specified in the first paragraph hereof or the Borrower's addresses set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

                           [Signature on Next Page]

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Promissory Note under seal as of the date and year first written above.

                                          MRY PARTNERS, L.P.



                                          By:  /s/ Robert A. Yellowlees
                                               ------------------------------
                                          Name: Robert A. Yellowlees
                                          Title: General Partner

                                PROMISSORY NOTE

$1,483,503.21                                                Date: April 3, 2001

     FOR VALUE RECEIVED, the undersigned, MRY Partners, L.P., a Georgia limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of National Data Corporation (hereafter, together with any holder hereof, the "Holder") at the offices of the Holder located at National Data Plaza, Atlanta, Georgia 30329, or at such other place as the Holder may designate in writing to the Borrower, in lawful money of the United States of America, in immediately available funds, the principal sum of ONE MILLION FOUR HUNDRED EIGHT-THREE THOUSAND FIVE HUNDRED THREE AND 21/100 DOLLARS ($1,483,503.21), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a per annum rate equal to 4.63% in simple interest terms.

     The principal balance shall be payable in full on June 1, 2003. Accrued interest shall be payable annually on each April 3 during the term of this Note. Accrued interest shall also be due and payable on any date on which the principal balance is due (whether by acceleration, maturity or otherwise) other than any date on which a Collateral Sale Mandatory Prepayment is due.

     The Borrower shall prepay a portion of the outstanding principal amount owing under this Note immediately following the settlement date with respect to the sale, transfer or other disposition of a portion (but not all) of the June 1, 1993 Option Securities (as such term is defined Schedule 1 to that certain Stock Pledge Agreement dated as of the date hereof between the Borrower and the Holder). Such prepayment shall be in an amount equal to the product of (a) a fraction, (i) the numerator of which is the number of shares of such June 1, 1993 Option Securities so sold, transferred or disposed of, and (ii) the denominator of which is the total number of shares of such June 1, 1993 Option Securities owned by the Borrower immediately prior to such sale, transfer or disposition, multiplied by (b) the unpaid principal amount of this note as of such date (the "Collateral Sale Mandatory Prepayment"). Upon a sale, transfer or other disposition of all of the June 1, 1993 Option Securities, the entire principal balance hereunder and any accrued interest thereon shall become due and payable immediately following the settlement date with respect to the sale, transfer or other disposition.

     Interest shall accrue on any amount past due hereunder at a per annum rate equal to 2.0% in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

     In no event shall the amount of interest due and payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

          THE BORROWER, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE BORROWER FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE BORROWER IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES INCURRED, AND TO BE INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 7-4-2 OR SECTION 7-4-18. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

          Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the Borrower to pay any principal, interest or other amount due hereunder when due; (ii) the Borrower shall fail to comply with any of the terms, covenants or conditions contained in this Note or in the Stock Pledge Agreement dated as of the date hereof executed by the Borrower in favor of the Holder (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"); (iii) any written representation or warranty made at any time by the Borrower to the Holder shall prove to have been incorrect or misleading in any material respect when made; (iv) the institution of bankruptcy proceedings against the Borrower or Robert A. Yellowlees and such proceedings have not been dismissed on or before 60 days after the institution thereof, the bankruptcy of the Borrower or Robert A. Yellowlees or the commencement of a voluntary case by the Borrower or Robert A. Yellowlees under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (v) the Holder shall cease to have a valid and perfected security interest in the Collateral (as defined in the Pledge Agreement) for any reason other than the failure of the Holder to take any action within its control; and (vi) the Holder shall reasonably determine that the prospect of repayment under this Note is impaired.

          Upon the occurrence of an Event of Default (other than an Event of Default described in clause (iv) of the definition thereof), the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, and all of the Borrower's other obligations owing hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (iv) of the definition thereof, the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, and all of the Borrower's other obligations owing hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

          The Borrower shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder if this Note is collected by or through an attorney-at-law.

Time is of the essence of this Note.

          EACH OF THE HOLDER AND THE BORROWER HEREBY AGREES THAT ANY ACTION OR PROCEEDING RELATING TO THIS NOTE SHALL BE SUBJECT TO BINDING ARBITRATION BEFORE THE NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD") OR, IF FOR ANY REASON INELIGIBLE, THE AMERICAN ARBITRATION ASSOCIATION ("ASA"), IN ACCORDANCE WITH THE RULES OF PROCEDURE THEN IN EFFECT. ANY ARBITRATION PROCEEDINGS SHALL TAKE PLACE IN ATLANTA, GEORGIA AND BORROWER IRREVOCABLY SUBMITS AND CONSENTS TO THIS ARBITRATION PROVISION AND VENUE.

          THE BORROWER AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

          No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the Borrower.

          The Borrower hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          This Note shall be binding upon the administrators, successors or assigns of the Borrower. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the Borrower; provided, this Note may not be assigned by the Borrower.

          Any notice to be given hereunder shall be in writing, shall be sent to the Holder's address as specified in the first paragraph hereof or the Borrower's addresses set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

                            [Signature on Next Page]

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Promissory Note under seal as of the date and year first written above.

                                              MRY PARTNERS, L.P.


                                              By:  /s/ Robert A. Yellowlees
                                                   ----------------------------
                                                   Name: Robert A. Yellowlees
                                                   Title: General Partner

                                PROMISSORY NOTE

$1,675,503.21                                                Date: April 3, 2001

          FOR VALUE RECEIVED, the undersigned, MRY Partners, L.P., a Georgia limited partnership (the "Borrower"), hereby unconditionally promises to pay to the order of National Data Corporation (hereafter, together with any holder hereof, the "Holder") at the offices of the Holder located at National Data Plaza, Atlanta, Georgia 30329, or at such other place as the Holder may designate in writing to the Borrower, in lawful money of the United States of America, in immediately available funds, the principal sum of ONE MILLION FOUR HUNDRED EIGHT-THREE THOUSAND FIVE HUNDRED THREE AND 21/100 DOLLARS ($1,483,503.21), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a per annum rate equal to 4.63% in simple interest terms.

          The principal balance shall be payable in full on June 1, 2003. Accrued interest shall be payable annually on each April 3 during the term of this Note. Accrued interest shall also be due and payable on any date on which the principal balance is due (whether by acceleration, maturity or otherwise) other than any date on which a Collateral Sale Mandatory Prepayment is due.

          The Borrower shall prepay a portion of the outstanding principal amount owing under this Note immediately following the settlement date with respect to the sale, transfer or other disposition of a portion (but not all) of the June 1, 1993 Option Securities (as such term is defined Schedule 1 to that certain Stock Pledge Agreement dated as of the date hereof between the Borrower and the Holder). Such prepayment shall be in an amount equal to the product of
(a) a fraction, (i) the numerator of which is the number of shares of such June 1, 1993 Option Securities so sold, transferred or disposed of, and (ii) the denominator of which is the total number of shares of such June 1, 1993 Option Securities owned by the Borrower immediately prior to such sale, transfer or disposition, multiplied by (b) the unpaid principal amount of this note as of such date (the "Collateral Sale Mandatory Prepayment"). Upon a sale, transfer or other disposition of all of the June 1, 1993 Option Securities, the entire principal balance hereunder and any accrued interest thereon shall become due and payable immediately following the settlement date with respect to the sale, transfer or other disposition.

          Interest shall accrue on any amount past due hereunder at a per annum rate equal to 2.0% in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

          In no event shall the amount of interest due and payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Holder in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

          THE BORROWER, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE BORROWER FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE BORROWER IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES INCURRED, AND TO BE INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 7-4-2 OR SECTION 7-4-18. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

          Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the Borrower to pay any principal, interest or other amount due hereunder when due; (ii) the Borrower shall fail to comply with any of the terms, covenants or conditions contained in this Note or in the Stock Pledge Agreement dated as of the date hereof executed by the Borrower in favor of the Holder (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"); (iii) any written representation or warranty made at any time by the Borrower to the Holder shall prove to have been incorrect or misleading in any material respect when made; (iv) the institution of bankruptcy proceedings against the Borrower or Robert A. Yellowlees and such proceedings have not been dismissed on or before 60 days after the institution thereof, the bankruptcy of the Borrower or Robert A. Yellowlees or the commencement of a voluntary case by the Borrower or Robert A. Yellowlees under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (v) the Holder shall cease to have a valid and perfected security interest in the Collateral (as defined in the Pledge Agreement) for any reason other than the failure of the Holder to take any action within its control; and (vi) the Holder shall reasonably determine that the prospect of repayment under this Note is impaired.

          Upon the occurrence of an Event of Default (other than an Event of Default described in clause (iv) of the definition thereof), the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, and all of the Borrower's other obligations owing hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (iv) of the definition thereof, the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, and all of the Borrower's other obligations owing hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

          The Borrower shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder if this Note is collected by or through an attorney-at-law.

          Time is of the essence of this Note.

          EACH OF THE HOLDER AND THE BORROWER HEREBY AGREES THAT ANY ACTION OR PROCEEDING RELATING TO THIS NOTE SHALL BE SUBJECT TO BINDING ARBITRATION BEFORE THE NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD") OR, IF FOR ANY REASON INELIGIBLE, THE AMERICAN ARBITRATION ASSOCIATION ("ASA"), IN ACCORDANCE WITH THE RULES OF PROCEDURE THEN IN EFFECT. ANY ARBITRATION PROCEEDINGS SHALL TAKE PLACE IN ATLANTA, GEORGIA AND BORROWER IRREVOCABLY SUBMITS AND CONSENTS TO THIS ARBITRATION PROVISION AND VENUE.

          THE BORROWER AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

          No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the Borrower.

          The Borrower hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          This Note shall be binding upon the administrators, successors or assigns of the Borrower. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the Borrower; provided, this Note may not be assigned by the Borrower.

          Any notice to be given hereunder shall be in writing, shall be sent to the Holder's address as specified in the first paragraph hereof or the Borrower's addresses set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

                            [Signature on Next Page]

          IN WITNESS WHEREOF, the Borrower has executed and delivered this Promissory Note under seal as of the date and year first written above.

                                              MRY PARTNERS, L.P.


                                               By:  /s/ Robert A. Yellowlees
                                                    -------------------------
                                                    Name:  Robert A. Yellowlees
                                                    Title: General Partner